SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 16. - SUBSEQUENT EVENTS

Acquisition of our Mexican Distributor

We are currently completing negotiations to acquire our exclusive Mexican distributor. Our intent is to acquire 100%, or the maximum permitted by Mexican law, for primarily stock. During 2011 the distributor represented nearly 10% of our total revenue and has been a distributor of our products for over three years. Based in Mexico City, our distributor has been in operation since 2008 and has approximately 40 employees. The acquisition is subject to conditions to closing, including, but not limited to the Company's satisfactory due diligence of the Mexican entity.

Acquisition of Nutra Origin Brand License

We are also currently completing negotiations to secure an exclusive license to use the Nutra Origin brand. We have been distributing the Nutra Origin brand products for nearly a year and although the brand currently represents a relatively modest portion of our sales, we intend for this brand to expand our personal care product line into the nutraceutical market. Our CEO's father is a part owner and COO of the company that owns the Nutra Origin brand. Although the negotiations are not finalized, we anticipate paying $7,000 to $10,000 per month for an exclusive 10 year license to use the Nutra Origin brand.

NOTE 15. - SUBSEQUENT EVENTS

On March 20, 2012, the Company issued a non binding letter of intent to acquire 100 percent of Divine Skin Laboratories SA de CV ("DSL Mexico") in consideration of shares of common stock of the Company. DSL Mexico was formed in 2008 in Mexico City and it sells and distributes DS Laboratories products exclusively to a network of physicians throughout Mexico. The Mexican company has been a distributor of Divine Skin product for more than three years, representing nearly 10 percent of the Company's revenue in 2011. The closing of the transaction is subject to the negotiation of definitive terms and certain conditions to closing, including, but not limited to, due diligence by both parties and an independent audit of DSL Mexico. Accordingly, there can be no assurance that the acquisition will be completed.

On March 30, 2012, the Company closed on $1.5 million credit facility provided by a financial institution. The credit facility provides for asset based lending collateralized by all assets of the Company. Advances are based on 80% of qualified accounts receivable and 40% of finished goods inventory. The credit facility provides for interest and bank fees, which currently aggregate to 8% (prime plus 3% plus 1.75% asset monitoring fees and other fees) per annum and expires March 24, 2014, and may be renewed under certain conditions. The credit facility is personally guaranteed by our Chief Executive Officer and, under certain conditions, may be called upon demand. The credit facility also provides for a referral fee of 4% per annum for 3 years.

Effective September 15, 2012, the Company issued an aggregate of 4,500,000 shares of common stock to two Company founders pursuant to the conversion terms of 4,500,000 shares of Series A Convertible Preferred Stock held by such persons.